UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             November 8, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 270 Peachtree Street, N.W. Atlanta, Georgia 30303 (404) 506-5000	58-0690070

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 8, 2005, The Southern Company (“Southern”) and Southern Company Capital Funding, Inc. (“Funding”) entered into an Underwriting Agreement covering the issue and sale by Funding of $250,000,000 aggregate principal amount of its Series C 5.75% Senior Notes due November 15, 2015 (the “Series C Senior Notes”) and the guarantee of the Series C Senior Notes by Southern. The Series C Senior Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the shelf registration statement (Registration Statement Nos. 333-65178, 333-65178-01, 333-65178-02 and 333-65178-03) of Southern and Funding.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
1.1

Underwriting Agreement, dated November 8, 2005, among Southern, Funding and Lehman Brothers Inc., Wachovia Capital Markets, LLC, Morgan Keegan & Company, Inc., LaSalle Financial Services, Inc., SunTrust Capital Markets, Inc. and Blaylock & Company, Inc., as the Underwriters.

4.2	Third Supplemental Indenture to Senior Note Indenture dated as of November 16, 2005, providing for the issuance of the Series C Senior Notes.
4.9	Form of Series C Senior Note. (included in Exhibit 4.2 above).
5.1	Opinion of Troutman Sanders LLP relating to the Series C SeniorNotes.
12.1	Computation of ratio of earnings to fixed charges

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005	THE SOUTHERN COMPANY By /s/ Patricia L. Roberts Patricia L. Roberts Assistant Secretary